Exhibit 99.3

THIRD QUARTER 2018

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about targets and expectations for various financial and operating metrics. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2017, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Our use of the term “loans” describes all of the products associated with our direct and indirect lending activities. The specific products include loans, retail installment sales contracts, lines of credit, leases, and other financing products. The term “lend” or “originate” refers to our direct origination of loans or our purchase or acquisition of loans.

3Q 2018 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

3Q 2018 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Net financing revenue (ex. Core OID) (1)	$1,129	$1,115	$1,069	$1,113	$1,099	$14	$30
Core OID	(22)	(21)	(20)	(19)	(18)	(1)	(4)
Net financing revenue (as reported)	1,107	1,094	1,049	1,094	1,081	13	26
Other revenue (ex. change in the fair value of equity securities) (2)	392	356	394	379	381	36	11
Change in the fair value of equity securities (3)	6	8	(40)	-	-	(2)	6
Other revenue (as reported)	398	364	354	379	381	34	17
Provision for loan losses	233	158	261	294	314	75	(81)
Total noninterest expense (4)	807	839	814	769	753	(32)	54

Pre-tax income from continuing operations	465	461	328	410	395	4	70
Income tax expense	91	113	76	231	115	(22)	(24)
Income / (loss) from discontinued operations, net of tax	-	1	(2)	2	2	(1)	(2)

Net income attributable to common shareholders	$374	$349	$250	$181	$282	$25	$92

Selected Balance Sheet Data (Period-End)
Total assets	$173,101	$171,345	$170,021	$167,148	$164,013	$1,756	$9,088
Consumer loans	86,501	85,604	84,002	81,821	79,092	897	7,409
Commercial loans	40,104	39,940	41,325	41,072	39,779	164	325
Allowance for loan losses	(1,248)	(1,257)	(1,278)	(1,276)	(1,286)	9	38
Deposits	101,379	98,734	97,446	93,256	90,116	2,645	11,263
Total equity	13,085	13,139	13,082	13,494	13,573	(54)	(488)

Common Share Count
Weighted average basic (5)	422,187	430,628	436,213	442,108	449,169	(8,441)	(26,982)
Weighted average diluted (5)	424,784	432,554	438,931	444,985	451,078	(7,770)	(26,294)
Issued shares outstanding (period-end)	416,591	425,752	432,691	437,054	443,796	(9,162)	(27,206)

Per Common Share Data
Earnings per share (basic) (5)	$0.89	$0.81	$0.57	$0.41	$0.63	$0.08	$0.26
Earnings per share (diluted) (5)	0.88	0.81	0.57	0.41	0.63	0.07	0.26
Adjusted earnings per share (6)	0.91	0.83	0.68	0.70	0.65	0.08	0.26
Book value per share	31.4	30.9	30.2	30.9	30.6	0.5	0.8
Tangible book value per share (7)	30.7	30.2	29.6	30.2	29.9	0.5	0.8
Adjusted tangible book value per share (7)	28.6	28.1	27.4	28.1	28.2	0.5	0.4

Select Financial Ratios
Net interest margin (as reported)	2.67%	2.68%	2.64%	2.75%	2.74%
Net interest margin (ex. Core OID) (8)	2.72%	2.74%	2.69%	2.80%	2.78%
Cost of funds	2.45%	2.30%	2.16%	2.01%	2.01%
Cost of funds (ex. Core OID) (8)	2.38%	2.23%	2.09%	1.94%	1.94%
Efficiency Ratio (9)	53.6%	57.5%	58.0%	52.2%	51.5%
Adjusted efficiency ratio (8)(9)	46.0%	47.7%	50.1%	46.4%	44.9%
Return on average assets (10)	0.9%	0.8%	0.6%	0.4%	0.7%
Return on average total equity (10)	11.4%	10.6%	7.5%	5.3%	8.3%
Return on average tangible common equity (10)	11.7%	10.9%	7.7%	5.5%	8.5%
Core ROTCE (11)	13.7%	12.8%	10.6%	10.8%	10.3%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	9.4%	9.4%	9.3%	9.5%	9.7%
Tier 1 capital ratio	11.1%	11.1%	11.0%	11.2%	11.5%
Total capital ratio	12.7%	12.7%	12.6%	12.9%	13.2%
Tier 1 leverage ratio	9.2%	9.2%	9.3%	9.5%	9.5%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, effective 1/1/18, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Includes shares related to share-based compensation that vested but were not yet issued.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital.

3Q 2018 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,708	$1,647	$1,543	$1,518	$1,486	$61	$222
Interest on loans held-for-sale	4	6	-	-	-	(2)	4
Total interest and dividends on investment securities	182	173	163	153	150	9	32
Interest-bearing cash	18	17	15	14	11	1	7
Other earning assets	16	15	13	9	7	1	9
Operating leases	368	374	382	402	434	(6)	(66)

Total financing revenue and other interest income	2,296	2,232	2,116	2,096	2,088	64	208
Interest expense
Interest on deposits	462	399	351	311	285	63	177
Interest on short-term borrowings	29	40	32	33	34	(11)	(5)
Interest on long-term debt	451	434	411	396	416	17	35

Total interest expense	942	873	794	740	735	69	207
Depreciation expense on operating lease assets	247	265	273	262	272	(18)	(25)

Net financing revenue (as reported)	$1,107	$1,094	$1,049	$1,094	$1,081	$13	$26
Other revenue
Servicing fees	6	7	8	10	11	(1)	(6)
Insurance premiums and service revenue earned	258	239	256	253	252	19	6
Gain on mortgage and automotive loans, net	17	1	1	3	15	16	2
Loss on extinguishment of debt	-	-	-	(1)	(4)	-	4
Other gain/loss on investments, net	22	27	(12)	29	23	(5)	(1)
Other income, net of losses	95	91	100	86	83	4	12

Total other revenue	398	364	354	379	381	34	17
Total net revenue	1,505	1,458	1,403	1,473	1,462	47	43
Provision for loan losses	233	158	261	294	314	75	(81)
Noninterest expense
Compensation and benefits expense	274	292	306	281	264	(18)	10
Insurance losses and loss adjustment expenses	77	101	63	54	65	(24)	12
Other operating expenses	456	446	445	434	424	10	32

Total noninterest expense	807	839	814	769	753	(32)	54
Pre-tax income from continuing operations	$465	$461	$328	$410	$395	$4	$70
Income tax expense from continuing operations	91	113	76	231	115	(22)	(24)

Net income from continuing operations	374	348	252	179	280	26	94
Income / (loss) from discontinued operations, net of tax	-	1	(2)	2	2	(1)	(2)

Net income	$374	$349	$250	$181	$282	$25	$92

Core Pre-Tax Income Walk
Net financing revenue (ex. Core OID) (1)	$1,129	$1,115	$1,069	$1,113	$1,099	$14	$30
Adjusted other revenue (2)	392	356	394	379	381	36	11
Provision for loan losses	233	158	261	294	314	75	(81)
Noninterest expense	807	839	814	769	753	(32)	54

Core pre-tax income (3)	$481	$474	$388	$429	$413	$7	$68
Core OID	22	21	20	19	18	1	4
Change in the fair value of equity securities (4)	(6)	(8)	40	-	-	2	(6)

Pre-tax income from continuing operations	$465	$461	$328	$410	$395	$4	$70

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(4) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

3Q 2018 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Assets
Cash and cash equivalents
Noninterest-bearing	$802	$799	$768	$844	$810	$3	$(8)
Interest-bearing	2,970	3,125	2,953	3,408	3,614	(155)	(644)

Total cash and cash equivalents	3,772	3,924	3,721	4,252	4,424	(152)	(652)
Investment securities (1)	26,882	25,906	25,373	24,720	24,938	976	1,944
Loans held-for-sale, net	425	328	126	108	18	97	407
Finance receivables and loans	126,605	125,544	125,327	122,893	118,871	1,061	7,734
Allowance for loan losses	(1,248)	(1,257)	(1,278)	(1,276)	(1,286)	9	38

Total finance receivables and loans, net	125,357	124,287	124,049	121,617	117,585	1,070	7,772
Investment in operating leases, net	8,578	8,639	8,530	8,741	8,931	(61)	(353)
Premiums receivables and other insurance assets	2,291	2,247	2,197	2,047	2,054	44	237
Other assets	5,796	6,014	6,025	5,663	6,063	(218)	(267)

Total assets	$173,101	$171,345	$170,021	$167,148	$164,013	$1,756	$9,088

Liabilities
Deposit liabilities
Noninterest-bearing	$180	$153	$122	$108	$129	$27	$51
Interest-bearing	101,199	98,581	97,324	93,148	89,987	2,618	11,212

Total deposit liabilities	101,379	98,734	97,446	93,256	90,116	2,645	11,263
Short-term borrowings	7,338	7,108	9,564	11,413	10,175	230	(2,837)
Long-term debt	45,542	47,328	45,076	44,226	45,122	(1,786)	420
Interest payable	712	568	494	375	552	144	160
Unearned insurance premiums and service revenue	3,020	2,957	2,904	2,604	2,583	63	437
Accrued expense and other liabilities	2,025	1,511	1,455	1,780	1,892	514	133

Total liabilities	$160,016	$158,206	$156,939	$153,654	$150,440	$1,810	$9,576

Equity
Common stock and paid-in capital (2)	$19,582	$19,813	$19,978	$20,135	$20,303	$(231)	$(721)
Accumulated deficit	(5,716)	(6,026)	(6,318)	(6,406)	(6,533)	310	817
Accumulated other comprehensive (loss) income	(781)	(648)	(578)	(235)	(197)	(133)	(584)

Total equity	13,085	13,139	13,082	13,494	13,573	(54)	(488)

Total liabilities and equity	$173,101	$171,345	$170,021	$167,148	$164,013	$1,756	$9,088

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

3Q 2018 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Assets
Interest-bearing cash and cash equivalents	$3,159	$3,048	$3,503	$3,825	$3,148	$111	$11
Investment securities	27,313	26,987	26,316	25,252	25,111	326	2,202
Loans held-for-sale, net	318	358	28	13	6	(40)	312
Total finance receivables and loans, net (2)	124,986	124,516	122,531	119,877	119,051	470	5,935
Investment in operating leases, net	8,634	8,583	8,629	8,831	9,320	51	(686)

Total interest earning assets	164,410	163,492	161,007	157,798	156,636	918	7,774
Noninterest-bearing cash and cash equivalents	502	526	514	527	720	(24)	(218)
Other assets	7,331	7,505	7,286	7,271	7,740	(174)	(409)
Allowance for loan losses	(1,260)	(1,274)	(1,281)	(1,287)	(1,226)	14	(34)

Total assets	$170,983	$170,249	$167,526	$164,309	$163,870	$734	$7,113

Liabilities
Interest-bearing deposit liabilities	$99,815	$97,351	$95,299	$91,339	$88,115	$2,464	$11,700
Short-term borrowings	5,531	8,767	8,342	9,819	9,137	(3,236)	(3,606)
Long-term debt (3)	46,967	45,802	45,535	44,696	47,965	1,165	(998)

Total interest-bearing liabilities (3)	152,313	151,920	149,176	145,854	145,217	393	7,096
Noninterest-bearing deposit liabilities	149	126	114	109	106	23	43
Other liabilities	5,388	5,134	5,040	4,804	5,001	254	387

Total liabilities	$157,850	$157,180	$154,330	$150,767	$150,324	$670	$7,526

Equity
Total equity	$13,133	$13,069	$13,196	$13,542	$13,546	$64	$(413)

Total liabilities and equity	$170,983	$170,249	$167,526	$164,309	$163,870	$734	$7,113

(1) Average balances are calculated using a combination of monthly and daily average methodologies. Periods prior to 4Q 16 may not tie to previous Financial Supplement disclosures due to the current methodology which includes equity investment security balances within investment securities, previously included within other assets.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes average Core OID balance of $1,126 million in 3Q 18, $1,148 million in 2Q 18, $1,168 million in 1Q 18, $1,188 million in 4Q 17, and $1,206 million in 3Q 17.

3Q 2018 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Pre-tax Income
Automotive Finance	$383	$382	$268	$285	$300	$1	$83
Insurance	55	11	27	80	69	44	(14)

Dealer Financial Services	438	393	295	365	369	45	69
Corporate Finance	36	58	29	32	22	(22)	14
Mortgage Finance	8	14	8	2	2	(6)	6
Corporate and Other (1)	(17)	(4)	(4)	11	2	(13)	(19)

Pre-tax income from continuing operations	$465	$461	$328	$410	$395	$4	$70
Core OID (2)	22	21	20	19	18	1	4
Change in the fair value of equity securities (3)	(6)	(8)	40	-	-	2	(6)

Core pre-tax income (4)	$481	$474	$388	$429	$413	$7	$67

(1) Corporate and Other primarily consists of activity related to centralized corporate treasury activities such as management of the cash and corporate investment securities and loan portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, and the residual impacts of our corporate FTP and treasury ALM activities. Corporate and Other also includes certain equity investments, the management of our legacy mortgage portfolio, and reclassifications and eliminations between the reportable operating segments. Subsequent to June 1, 2016, Ally Invest activity included within the Corporate & Other segment.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

3Q 2018 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Net financing revenue
Consumer	$1,097	$1,058	$1,012	$1,009	$987	$39	$110
Commercial	381	371	342	336	341	10	40
Operating leases	368	374	382	402	434	(6)	(66)
Other interest income	2	1	2	1	2	1	-

Total financing revenue and other interest income	1,849	1,804	1,738	1,748	1,764	45	85
Interest expense	646	614	556	547	542	32	104
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	274	281	291	306	324	(7)	(50)
Remarketing gains	27	16	18	44	51	11	(24)

Total depreciation expense on operating lease assets	247	265	273	262	272	(18)	(25)

Net financing revenue	956	925	909	939	950	31	6
Other revenue
Servicing fees	6	7	8	10	11	(1)	(5)
Gain/(loss) on automotive loans, net	18	-	-	3	14	18	4
Other income	56	55	58	52	57	1	(1)

Total other revenue	80	63	66	65	82	17	(2)

Total net revenue	1,036	988	975	1,004	1,032	48	4
Provision for loan losses	229	170	259	288	312	59	(83)
Noninterest expense
Compensation and benefits	120	130	131	132	124	(10)	(4)
Other operating expenses	304	306	317	299	296	(2)	8

Total noninterest expense	424	436	448	431	420	(12)	4

Income before income tax expense	$383	$382	$268	$285	$300	$1	$83

Memo: Net lease revenue
Operating lease revenue	$368	$374	$382	$402	$434	$(6)	$(66)
Depreciation expense on operating lease assets (ex. remarketing)	274	281	291	306	324	(7)	(50)
Remarketing gains (losses), net of repo valuation	27	16	18	44	51	11	(24)

Total depreciation expense on operating lease assets	247	265	273	262	272	(18)	(25)

Net lease revenue	$121	$109	$109	$140	$162	$12	$(41)

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$-	$-
Consumer loans	70,048	70,512	69,348	68,053	67,053	(464)	2,995
Commercial loans	35,881	35,645	36,935	37,058	36,005	236	(124)
Allowance for loan losses	(1,107)	(1,121)	(1,134)	(1,129)	(1,134)	14	27

Total finance receivables and loans, net	104,822	105,036	105,149	103,982	101,924	(214)	2,898
Investment in operating leases, net	8,578	8,639	8,530	8,741	8,931	(61)	(353)
Other assets	1,252	1,217	1,232	1,343	1,263	35	(11)

Total assets	$114,675	$114,915	$114,934	$114,089	$112,141	$(240)	$2,534

3Q 2018 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$0.9	$1.2	$1.5	$1.8	$1.5	$(0.3)	$(0.6)
Retail standard - new vehicle Chrysler	0.8	0.9	0.9	1.0	0.9	(0.1)	(0.1)
Retail standard - new vehicle Growth	1.0	1.2	1.2	1.2	1.1	(0.2)	(0.1)
Used vehicle	4.3	4.9	4.8	3.8	3.6	(0.6)	0.6
Lease	1.0	1.2	1.0	1.3	0.9	(0.3)	0.1
Retail subvented	0.1	0.1	0.0	0.0	0.0	0.1	0.1

Total originations	$8.1	$9.6	$9.5	$9.1	$8.1	$(1.4)	$0.0

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.0	$2.3	$2.4	$2.5	$2.1	$(0.4)	$(0.2)
Prime (CB 660-739)	3.0	3.5	3.4	3.2	2.9	(0.5)	0.1
Prime/Near (CB 620-659)	1.9	2.2	2.2	2.0	1.9	(0.3)	0.0
Non Prime (CB 540-619)	0.7	0.9	0.8	0.7	0.7	(0.1)	0.0
Sub Prime (CB 0-539)	0.1	0.1	0.1	0.1	0.1	(0.0)	(0.0)
Commercial Services Group (2)	0.5	0.5	0.6	0.6	0.5	(0.0)	0.1

Total originations	$8.1	$9.6	$9.5	$9.1	$8.1	$(1.4)	$0.0

U.S. Market
Light vehicle sales (SAAR - units in millions)	16.9	17.2	17.1	17.6	17.1	(0.3)	(0.2)
Light vehicle sales (quarterly - units in millions)	4.3	4.5	4.1	4.3	4.4	(0.2)	(0.1)
GM market share	16.3%	16.9%	17.5%	18.6%	17.8%
Chrysler market share	13.2%	13.4%	12.6%	11.1%	11.6%

Ally U.S. Consumer Penetration
GM	5.0%	5.9%	7.6%	8.1%	7.0%
Chrysler	10.3%	12.5%	13.1%	15.8%	13.1%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$29.6	$29.4	$30.7	$31.0	$30.0	$0.2	$(0.4)
Dealer loans and other	6.2	6.3	6.2	6.1	6.0	(0.0)	0.3

Total Commercial outstandings	$35.9	$35.6	$36.9	$37.1	$36.0	$0.2	$(0.1)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	29,018	35,919	44,722	54,161	64,461	(6,901)	(35,443)
Average (loss) / gain per vehicle	$944	$447	$404	$809	$791	$497	$154
Total gain / (loss) ($ in millions)	$27	$16	$18	$44	$51	$11	$(24)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans for 2016 and 2017.

3Q 2018 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Net financing revenue
Interest and dividends on investment securities	$29	$26	$26	$26	$26	$3	$3
Interest bearing cash	2	3	2	2	2	(1)	-

Total financing revenue and other interest revenue	31	29	28	28	28	2	3
Interest expense	17	16	16	13	13	1	4

Net financing revenue	14	13	12	15	15	1	(1)
Other revenue
Insurance premiums and service revenue earned	258	239	256	253	252	19	6
Other gain/(loss) on investments, net	22	25	(14)	23	19	(3)	3
Other income, net of losses	2	2	4	2	1	-	1

Total other revenue	282	266	246	278	272	16	10

Total net revenue	296	279	258	293	287	17	9
Noninterest expense
Compensation and benefits expense	18	18	21	19	17	-	1
Insurance losses and loss adjustment expenses	77	101	63	54	65	(24)	12
Other operating expenses	146	149	147	140	136	(3)	10

Total noninterest expense	241	268	231	213	218	(27)	23

Income (Loss) before income tax expense	$55	$11	$27	$80	$69	$44	$(14)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$258	$239	$256	$253	$252	$19	$6
Investment income (adjusted) (1)	29	30	33	38	34	(1)	(5)
Other income	2	2	4	2	1	-	1

Total insurance premiums and other income	289	271	293	293	287	18	2
Expense
Insurance losses and loss adjustment expenses	77	101	63	54	65	(24)	12
Acquisition and underwriting expenses
Compensation and benefit expense	18	18	21	19	17	-	1
Insurance commission expense	113	109	110	106	106	4	7
Other expense	33	40	37	34	30	(7)	3

Total acquisition and underwriting expense	164	167	168	159	153	(3)	11

Total expense	241	268	231	213	218	(27)	23

Core pre-tax income (1)	48	3	62	80	69	45	(21)
Change in the fair value of equity securities (1)	7	8	(35)	-	-	(1)	7

Income (Loss) before income tax expense	$55	$11	$27	$80	$69	$44	$(14)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,248	$5,145	$5,116	$5,171	$5,136	$103	$112
Premiums receivable and other insurance assets	2,308	2,263	2,213	2,064	2,069	45	239
Other assets	220	226	228	229	227	(6)	(7)

Total assets	$7,776	$7,634	$7,557	$7,464	$7,432	$142	$344

Key Statistics
Total written premiums and revenue (2)	$323	$278	$275	$265	$272	$45	$51

Loss ratio (3)	29.4%	41.9%	24.3%	21.3%	25.7%
Underwriting expense ratio (4)	63.1%	69.4%	64.5%	62.2%	60.3%

Combined ratio	92.6%	111.2%	88.8%	83.5%	86.0%

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Written premiums are net of ceded premium for reinsurance.

(3) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(4) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

3Q 2018 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Net financing revenue
Total financing revenue and other interest income	$126	$114	$105	$87	$78	$12	$48
Interest expense	82	70	62	53	46	12	36

Net financing revenue	44	44	43	34	32	-	12
Gain on mortgage loans, net	2	1	1	1	1	1	1
Other income, net of losses	-	1	-	-	1	(1)	(1)

Total other revenue	2	2	1	1	2	-	-

Total net revenue	46	46	44	35	34	-	12
Provision for loan losses	2	-	2	2	4	2	(2)
Noninterest expense
Compensation and benefits expense	8	8	8	7	6	-	2
Other operating expense	28	24	26	24	22	4	6

Total noninterest expense	36	32	34	31	28	4	8

Income before income tax expense	$8	$14	$8	$2	$2	$(6)	$6

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$14,840	$13,328	$12,733	$11,657	$9,760	$1,512	$5,080
Allowance for loan losses	(20)	(18)	(20)	(19)	(16)	(2)	(4)

Total finance receivables and loans, net	14,820	13,310	12,713	11,638	9,744	1,510	5,076
Other assets	76	75	67	70	60	1	16

Total assets	$14,896	$13,385	$12,780	$11,708	$9,804	$1,511	$5,092

3Q 2018 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Net financing revenue
Total financing revenue and other interest income	$82	$89	$74	$70	$62	$(7)	$20
Interest expense	32	32	28	24	23	-	9

Net financing revenue	50	57	46	46	39	(7)	11
Total other revenue (adjusted) (1)	14	14	13	12	5	1	9

Total net revenue	64	71	59	58	44	(6)	20
Provision for loan losses	8	(6)	-	7	3	14	5
Noninterest expense
Compensation and benefits expense	13	12	15	11	12	1	1
Other operating expense	7	7	10	8	7	-	-

Total noninterest expense	20	19	25	19	19	1	1
Core pre-tax income (1)	36	58	34	32	22	(21)	14

Change in the fair value of equity securities (2)	(0)	0	(5)	-	-	(1)	(0)

Income before income tax expense	$36	$58	$29	$32	$22	$(22)	$14

Balance Sheet (Period-End)
Cash, trading and investment securities	$11	$12	$12	$-	$-	$(1)	$11
Loans held for sale	112	275	101	77	9	(163)	103
Commercial loans	4,356	4,184	4,278	3,910	3,703	172	653
Allowance for loan losses	(76)	(68)	(69)	(68)	(69)	(8)	(7)

Total finance receivables and loans, net	4,280	4,116	4,209	3,842	3,634	164	646
Other assets	56	55	53	60	56	1	-

Total assets	$4,459	$4,458	$4,375	$3,979	$3,699	$1	$760

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

3Q 2018 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Net financing revenue
Total financing revenue and other interest income	$208	$196	$171	$163	$156	$12	$52
Interest expense
Core original issue discount amortization	22	21	20	19	18	1	4
Other interest expense	143	120	112	84	93	23	50

Total interest expense	165	141	132	103	111	24	54

Net financing revenue (deficit)	43	55	39	60	45	(12)	(2)
Other revenue
(Loss) on extinguishment of debt	-	-	-	(1)	(4)	-	4
Other gain on investments, net	1	1	6	6	4	-	(3)
Other income, net of losses (1)	19	18	27	18	20	1	(1)

Total other revenue	20	19	33	23	20	1	-

Total net revenue (deficit)	63	74	72	83	65	(11)	(2)
Provision for loan losses	(6)	(6)	-	(3)	(5)	-	(1)
Noninterest expense
Compensation and benefits expense	115	124	131	112	105	(9)	10
Other operating expense (2)	(29)	(40)	(55)	(37)	(37)	11	8

Total noninterest expense	86	84	76	75	68	2	18

(Loss) / income from cont. ops before income tax expense	$(17)	$(4)	$(4)	$11	$2	$(13)	$(19)

Balance Sheet (Period-End)
Cash, trading and investment securities	$25,372	$24,650	$23,943	$23,778	$24,203	$722	$1,169
Loans held-for-sale	45	40	18	18	-	5	45
Consumer loans	1,613	1,764	1,920	2,111	2,279	(151)	(666)
Commercial loans (3)	122	111	113	104	71	11	51
Allowance for loan losses	(45)	(50)	(55)	(60)	(67)	5	22

Total finance receivables and loans, net	1,690	1,825	1,978	2,155	2,283	(135)	(593)
Other assets	4,188	4,438	4,436	3,957	4,451	(250)	(263)

Total assets	$31,295	$30,953	$30,375	$29,908	$30,937	$342	$358

Core OID Amortization Schedule (4)	2018	2019	2020	2021	2022 & After
Remaining Core OID amortization expense	$23	$27	$31	$36	Avg = $53/yr

(1) Includes gain/(loss) on mortgage and automotive loans as well as Ally Invest fee-based revenue.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $208 million for 3Q18, $206 million for 2Q18, $220 million for 1Q18, $199 million for 4Q17, and $194 million for 3Q17. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

3Q 2018 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Ending loan balance	$126,605	$125,544	$125,327	$122,893	$118,871	$1,060	$7,734
30+ Accruing DPD	$2,235	$2,046	$1,951	$2,451	$2,167	$189	$67
30+ Accruing DPD %	1.76%	1.63%	1.56%	1.99%	1.82%
Non-performing loans (NPLs)	$903	$905	$863	$792	$807	$(2)	$96
Net charge-offs (NCOs)	$235	$180	$259	$305	$253	$56	$(17)
Net charge-off rate (2)	0.75%	0.57%	0.84%	1.01%	0.85%

Provision for loan losses	$233	$158	$261	$294	$314	$75	$(80)
Allowance for loan losses (ALLL)	$1,248	$1,257	$1,278	$1,276	$1,286	$(9)	$(38)

ALLL as % of Loans (3) (4)	1.0%	1.0%	1.0%	1.0%	1.1%
ALLL as % of NPLs (3)	138%	139%	148%	161%	159%
ALLL as % of NCOs (3)	133%	175%	123%	105%	127%

US Auto Delinquencies - HFI Retail Contract $’s (5)
Delinquent contract $	$2,139	$1,960	$1,812	$2,337	$2,043	$179	$95
% of retail contract $ outstanding	3.06%	2.78%	2.61%	3.43%	3.05%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $’s
Net charge-offs	$233	$182	$253	$294	$242	$51	$(9)
% of avg. HFI assets (2)	1.32%	1.04%	1.47%	1.74%	1.45%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $’s
Net charge-offs	$3	$2	$(0)	$1	$1	$1	$2
% of avg. HFI assets (2)	0.04%	0.02%	0.00%	0.01%	0.01%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes ($52) million of fair value adjustment for loans in hedge accounting relationships in 3Q18, ($40) million in 2Q18, ($31) million in 1Q18, $18 million in 4Q17 and $24 million in 3Q17.

(5) Dollar amount of accruing contracts greater than 30 days past due.

3Q 2018 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Allowance for loan losses	$1,043	$1,053	$1,066	$1,066	$1,074	$(9)	$(30)
Total consumer loans (2)	$69,995	$70,473	$69,318	$68,071	$67,077	$(477)	$2,919
Coverage ratio (3)	1.5%	1.5%	1.5%	1.6%	1.6%

Commercial
Allowance for loan losses	$64	$68	$68	$63	$60	$(5)	$3
Total commercial loans	$35,626	$35,645	$36,935	$37,058	$36,005	$(19)	$(379)
Coverage ratio	0.2%	0.2%	0.2%	0.2%	0.2%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$20	$18	$20	$19	$16	$1	$4
Total consumer loans	$14,840	$13,328	$12,733	$11,657	$9,760	$1,511	$5,080
Coverage ratio	0.1%	0.1%	0.2%	0.2%	0.2%

Mortgage - Legacy
Allowance for loan losses	$44	$48	$54	$60	$65	$(4)	$(22)
Total consumer loans	$1,666	$1,803	$1,950	$2,093	$2,255	$(137)	$(589)
Coverage ratio	2.6%	2.7%	2.8%	2.9%	2.9%

Total Mortgage
Allowance for loan losses	$64	$66	$74	$79	$81	$(3)	$(18)
Total consumer loans	$16,506	$15,131	$14,683	$13,750	$12,015	$1,374	$4,490
Coverage ratio	0.4%	0.4%	0.5%	0.6%	0.7%

Corporate Finance (1)
Allowance for loan losses	$76	$68	$69	$68	$69	$8	$7
Total commercial loans	$4,356	$4,184	$4,278	$3,910	$3,703	$171	$652
Coverage ratio	1.7%	1.6%	1.6%	1.7%	1.9%

Corporate and Other (1)
Allowance for loan losses	$1	$2	$1	$0	$2	$(0)	$(0)
Total commercial loans	$122	$111	$113	$104	$71	$11	$51
Coverage ratio	1.1%	1.6%	1.3%	0.4%	2.2%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes ($52) million of fair value adjustment for loans in hedge accounting relationships in 3Q18, ($40) million in 2Q18, ($31) million in 1Q18, $18 million in 4Q17 and $24 million in 3Q17.

(3) Excludes ($52) million of fair value adjustment for loans in hedge accounting relationships in 3Q18, ($40) million in 2Q18, ($31) million in 1Q18, $18 million in 4Q17 and $24 million in 3Q17.

3Q 2018 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Risk-weighted assets	$142.2	$141.6	$141.2	$138.9	$135.6	$0.6	$6.6

Common Equity Tier 1 (CET1) capital ratio (2)	9.4%	9.4%	9.3%	9.5%	9.7%
Tier 1 capital ratio	11.1%	11.1%	11.0%	11.2%	11.5%
Total capital ratio	12.7%	12.7%	12.6%	12.9%	13.2%

Tangible common equity / Tangible assets (3)(4)	7.4%	7.5%	7.5%	7.9%	8.1%
Tangible common equity / Risk-weighted assets (3)	9.0%	9.1%	9.1%	9.5%	9.8%

Shareholders’ equity	$13.1	$13.1	$13.1	$13.5	$13.6	$-	$(0.5)
less: Disallowed DTA	(0.2)	(0.3)	(0.3)	(0.2)	(0.3)	0.1	0.1
Certain AOCI items and other adjustments	0.5	0.4	0.3	-	(0.1)	0.1	0.6

Common Equity Tier 1 capital (2)	$13.4	$13.3	$13.1	$13.2	$13.2	$0.1	$0.2

Common Equity Tier 1 capital	$13.4	$13.3	$13.1	$13.2	$13.2	$0.1	$0.2
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	-	-

Tier 1 capital	$15.8	$15.7	$15.5	$15.6	$15.5	$0.1	$0.3

Tier 1 capital	$15.8	$15.7	$15.5	$15.6	$15.5	$0.1	$0.3
add: Qualifying subordinated debt and redeemable preferred stock	1.0	1.0	1.0	1.1	1.1	-	(0.1)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.2	1.2	1.2	-	-

Total capital	$18.0	$17.9	$17.8	$18.0	$17.9	$0.1	$0.1

Total shareholders’ equity	$13.1	$13.1	$13.1	$13.5	$13.6	$-	$(0.5)
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	-

Tangible common equity (3)	$12.8	$12.8	$12.8	$13.2	$13.3	$-	$(0.5)

Total assets	$173.1	$171.3	$170.0	$167.1	$164.0	$1.8	$9.1
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	-

Tangible assets (4)	$172.8	$171.1	$169.7	$166.9	$163.7	$1.7	$9.1

Regulatory Capital - Basel III transition to fully phased-in
Numerator
Common equity tier 1 capital (transition)	$13.4	$13.3	$13.1	$13.2	$13.2
DTAs arising from NOL and tax credit carryforwards phased-in during transition	-	-	-	(0.1)	(0.1)
Intangibles phased-in during transition	-	-	-	(0.0)	(0.0)

Common equity tier 1 capital (fully phased-in)	$13.4	$13.3	$13.1	$13.2	$13.1

Denominator
Risk-weighted assets (transition)	$142.2	$141.6	$141.2	$138.9	$135.6
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.3	0.3	0.3	0.3	0.4
Intangibles phased in during transition	-	-	-	(0.0)	(0.0)

Risk-weighted assets (fully phased-in)	$142.5	$141.9	$141.6	$139.2	$136.0

Metric
Common equity tier 1 (transition)	9.4%	9.4%	9.3%	9.5%	9.7%
Common equity tier 1 (fully phased-in) (2)	9.4%	9.3%	9.2%	9.5%	9.6%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Common Equity Tier 1 (“CET1”) capital fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

(3) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(4) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

3Q 2018 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	9/30/2018		6/30/2018		9/30/2017
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$1.2	$2.0	$1.4	$2.0	$1.9	$2.4
Highly liquid securities (3)	1.6	13.9	1.5	11.9	1.6	10.9
Current committed unused capacity	2.4	-	2.9	-	2.8	2.3

Subtotal	$5.2	$15.9	$5.8	$13.9	$6.3	$15.6
Ally Bank intercompany loan (4)	-	-	-	-	-	-

Total current available liquidity	$5.2	$15.9	$5.8	$13.9	$6.3	$15.6

Unsecured Long-Term Debt Maturity Profile	2018	2019	2020	2021	2022	2023 & after
Consolidated remaining maturities (5)	$1.2	$1.7	$2.3	$0.7	$1.1	$7.5

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance’s holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes Core OID balance. For more details refer to page 21.

3Q 2018 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Retail Auto Loans	$70,547	$69,941	$68,727	$67,501	$66,909	$606	$3,638
Auto Lease (net of dep)	8,634	8,583	8,629	8,831	9,320	51	(686)
Commercial Auto	34,529	35,470	35,463	35,926	36,998	(941)	(2,469)
Corporate Finance	4,228	4,232	4,121	3,936	3,558	(4)	670
Mortgage	15,660	14,767	14,119	12,445	11,521	893	4,139
Cash, Securities and Other	30,812	30,499	29,948	29,159	28,330	313	2,482

Total Earning Assets	$164,410	$163,492	$161,007	$157,798	$156,636	$918	$7,774

Interest Revenue	2,049	1,967	1,843	1,834	1,816	82	233

Unsecured Debt (ex. Core OID balance) (1)(4)	$15,014	$15,728	$16,478	$17,881	$19,543	$(714)	$(4,529)
Secured Debt	18,840	17,638	18,878	18,985	23,070	1,202	(4,230)
Deposits (2)	99,964	97,477	95,413	91,448	88,221	2,487	11,743
Other Borrowings (3)	19,770	22,351	19,689	18,837	15,695	(2,581)	4,075

Total Funding Sources (ex. Core OID balance) (1)	$153,588	$153,194	$150,458	$147,151	$146,529	$394	$7,059

Interest Expense (ex. Core OID) (1)	920	852	774	721	717	68	203

Net Financing Revenue (ex. Core OID) (1)	$1,129	$1,115	$1,069	$1,113	$1,099	$14	$30

Net Interest Margin (yield details)
Retail Auto Loan	6.20%	6.08%	5.90%	5.90%	5.82%	0.12%	0.38%
Auto Lease (net of dep)	5.56%	5.09%	5.12%	6.29%	6.90%	0.47%	-1.34%
Commercial Auto	4.40%	4.20%	3.91%	3.70%	3.66%	0.20%	0.74%
Corporate Finance	7.41%	7.96%	7.28%	7.06%	6.91%	-0.55%	0.50%
Mortgage	3.65%	3.59%	3.62%	3.44%	3.44%	0.06%	0.21%
Cash, Securities and Other	2.83%	2.77%	2.60%	2.41%	2.37%	0.06%	0.46%

Total Earning Assets	4.94%	4.83%	4.64%	4.61%	4.60%	0.11%	0.34%

Unsecured Debt (ex. Core OID & Core OID balance) (1)(4)	5.79%	5.76%	5.59%	5.15%	5.10%	0.03%	0.69%
Secured Debt	2.79%	2.65%	2.42%	2.22%	2.14%	0.14%	0.65%
Deposits (2)	1.84%	1.64%	1.49%	1.35%	1.28%	0.20%	0.56%
Other Borrowings (3)	2.13%	1.97%	1.71%	1.47%	1.42%	0.16%	0.71%

Total Funding Sources (ex. Core OID & Core OID balance) (1)	2.38%	2.23%	2.09%	1.94%	1.94%	0.15%	0.44%

NIM (as reported)	2.67%	2.68%	2.64%	2.75%	2.74%	-0.01%	-0.07%
NIM (ex. Core OID & Core OID balance) (1)	2.72%	2.74%	2.69%	2.80%	2.78%	-0.02%	-0.06%

Key Deposit Statistics
Average retail CD maturity (months)	22.0	22.2	22.9	24.9	26.9	(0.3)	(5.0)
Average retail deposit rate	1.78%	1.58%	1.45%	1.30%	1.23%

Ally Financial Deposits Levels
Ally Bank retail	$84,629	$81,737	$81,657	$77,925	$74,928	$2,892	$9,701
Ally Bank brokered	16,567	16,839	15,661	15,211	15,044	(272)	1,523
Other	183	158	128	120	143	25	40

Total deposits	$101,379	$98,734	$97,446	$93,256	$90,116	$2,645	$11,263

Ally Bank Deposit Mix
Retail CD	34%	34%	35%	34%	31%
MMA/OSA/Checking	49%	48%	48%	50%	52%
Brokered	17%	17%	16%	16%	17%

(1) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(2) Includes brokered deposits.

(3) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(4) Includes trust preferred securities.

3Q 2018 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17
Loan Value
Gross carry value	$14.8	$13.3	$12.7	$11.7	$9.8
Net carry value	$14.8	$13.3	$12.7	$11.6	$9.7

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.1%	0.1%	0.1%	0.1%	0.2%
% 30+ Day delinquent	0.4%	0.5%	1.0%	0.6%	0.8%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	4.2%	4.1%	4.1%	4.0%	4.0%
Refreshed FICO	772	772	770	772	772
Wtd. Avg. LTV/CLTV (1)	60.8%	60.2%	60.4%	60.8%	61.2%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$1.7	$1.8	$2.0	$2.1	$2.3
Net carry value	$1.6	$1.8	$1.9	$2.0	$2.2

Estimated Pool Characteristics
% Second lien	15.2%	15.3%	15.7%	15.7%	16.5%
% Interest only	0.2%	0.3%	0.8%	0.8%	0.9%
% 30+ Day delinquent	6.1%	6.1%	5.8%	6.2%	5.3%
% Low/No documentation	23.3%	23.2%	22.9%	22.8%	22.7%
% Non-primary residence	7.5%	7.6%	7.5%	7.5%	7.5%
Refreshed FICO	730	728	727	730	729
Wtd. Avg. LTV/CLTV (1)	67.8%	69.5%	70.2%	71.5%	72.3%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

3Q 2018 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
GAAP net income attributable to common shareholders	$374	$349	$250	$181	$282	$25	$92

Weighted-average common shares outstanding - basic (1)	422,187	430,628	436,213	442,108	449,169	(8,441)	(26,982)

Weighted-average common shares outstanding - diluted (1)	424,784	432,554	438,931	444,985	451,078	(7,770)	(26,294)

Issued shares outstanding (period-end)	416,591	425,752	432,691	437,054	443,796	(9,162)	(27,206)

Net income (loss) per share - basic (1)	$0.89	$0.81	$0.57	$0.41	$0.63	$0.08	$0.26

Net income (loss) per share - diluted (1)	$0.88	$0.81	$0.57	$0.41	$0.63	$0.07	$0.26

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income attributable to common shareholders	$374	$349	$250	$181	$282	$25	$92
(Loss) / income from discontinued operations, net of tax	-	(1)	2	(2)	(2)	1	2
Core OID	22	21	20	19	18	1	4
Change in the fair value of equity securities (2)	(6)	(8)	40	-	-	2	(6)
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18; 35% starting 1Q16; 34% prior) (2)	(3)	(3)	(13)	(7)	(6)	(1)	3
Significant discrete tax items	-	-	-	119	-	-	-

Core net income attributable to common shareholders (3)	$386	$358	$300	$310	$292	$28	$95

Denominator
Weighted-average common shares outstanding - diluted (1)	424,784	432,554	438,931	444,985	451,078	(7,770)	(26,294)

Adjusted EPS (4)	$0.91	$0.83	$0.68	$0.70	$0.65	$0.08	$0.26

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (5)	$22	$21	$20	$19	$18	$1	$4
Other OID	4	4	4	5	5	(0)	(1)

GAAP original issue discount amortization expense	$25	$25	$24	$24	$23	$1	$2

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (6)	$(1,115)	$(1,137)	$(1,158)	$(1,178)	$(1,197)	$22	$81
Other outstanding OID balance	(46)	(49)	(53)	(57)	(62)	4	16

GAAP outstanding original issue discount balance	$(1,161)	$(1,187)	$(1,211)	$(1,235)	$(1,259)	$25	$98

Adjusted Other Revenue
GAAP Other Revenue	$398	$364	$354	$379	$381	$34	$17
Change in the fair value of equity securities (2)	(6)	(8)	40	-	-	2	(6)

Adjusted Other Revenue	$392	$356	$394	$379	$381	$36	$11

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,107	$1,094	$1,049	$1,094	$1,081	$13	$26
Core OID	22	21	20	19	18	1	4

Net Financing Revenue (ex. Core OID)	$1,129	$1,115	$1,069	$1,113	$1,099	$14	$30

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions and tax-effected changes in equity investments measured at fair value.

(4) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity that do not reflect the operating performance of the core businesses, and (4) excludes certain discrete tax items that do not relate to the operating performance of the core businesses.

(5) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(6) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances.

3Q 2018 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17

Numerator
GAAP Common shareholder’s equity	$13.1	$13.1	$13.1	$13.5	$13.6	$(0.1)	$(0.5)
Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	(0.0)
Tangible common equity	12.8	12.8	12.8	13.2	13.3	(0.1)	(0.5)
Tax-effected Core OID balance (21% tax rate starting 4Q’17, 35% previously)	(0.9)	(0.9)	(0.9)	(0.9)	(0.8)	0.0	(0.1)

Adjusted tangible book value (1)	$11.9	$12.0	$11.9	$12.3	$12.5	$(0.0)	$(0.6)

Denominator
Issued shares outstanding (period-end, thousands)	416,591	425,752	432,691	437,054	443,796	(9,162)	(27,206)

GAAP Common shareholder’s equity per share	$31.4	$30.9	$30.2	$30.9	$30.6	0.5	0.8
Goodwill and identifiable intangibles, net of DTLs per share	(0.7)	(0.7)	(0.7)	(0.7)	(0.6)	(0.0)	(0.0)

Tangible common equity per share	30.7	30.2	29.6	30.2	29.9	0.5	0.8
Tax-effected Core OID (21% tax rate starting 4Q’17, 35% previously) per share	(2.1)	(2.1)	(2.1)	(2.1)	(1.8)	(0.0)	(0.4)

Adjusted tangible book value per share (1)	$28.6	$28.1	$27.4	$28.1	$28.2	$0.5	$0.4

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered.

Note: in December 2017 tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

3Q 2018 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Numerator
GAAP net income attributable to common shareholders	$374	$349	$250	$181	$282	$25	$92
Discontinued operations, net of tax	-	(1)	2	(2)	(2)	1	2
Core OID	22	21	20	19	18	1	4
Change in the fair value of equity securities (1)	(6)	(8)	40	-	-	2	(6)
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18; 35% starting 1Q16; 34% prior) (1)	(3)	(3)	(13)	(7)	(6)	(1)	3
Significant Discrete tax items & other	-	-	-	119	-	-	-

Core net income attributable to common shareholders (2)	$386	$358	$300	$310	$292	$28	$95

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$13.1	$13.1	$13.3	$13.5	$13.5	$0.0	$(0.4)
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	(0.0)

Tangible common equity	$12.8	$12.8	$13.0	$13.2	$13.2	$0.0	$(0.4)
Core OID balance	(1.1)	(1.1)	(1.2)	(1.2)	(1.2)	0.0	0.1
Net deferred tax asset (“DTA”)	(0.4)	(0.5)	(0.5)	(0.6)	(0.7)	0.1	0.3

Normalized common equity (3)	$11.2	$11.2	$11.3	$11.5	$11.3	$0.1	$(0.0)
Core Return on Tangible Common Equity (4)	13.7%	12.8%	10.6%	10.8%	10.3%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, certain discrete tax items and tax-effected changes in equity investments measured at fair value.

(3) Normalized common equity is a non-GAAP measure calculated using 2 period average

(4) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1.

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, and certain discrete tax items.

2.	In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

3Q 2018 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Adjusted Efficiency Ratio Calculation	3Q 18	2Q 18	1Q 18	4Q 17	3Q 17	2Q 18	3Q 17
Numerator
GAAP noninterest expense	$807	$839	$814	$769	$753	$(32)	$54
Rep and warrant expense	(0)	2	0	0	0	(2)	(0)
Insurance expense	(241)	(268)	(231)	(213)	(218)	27	(23)

Adjusted noninterest expense for the Adjusted Efficiency Ratio	$566	$573	$583	$556	$535	$(7)	$31

Denominator
Total net revenue	$1,505	$1,458	$1,403	$1,473	$1,462	$47	$43
Core OID	22	21	20	19	18	1	4
Insurance revenue	(296)	(279)	(258)	(293)	(287)	(17)	(9)

Adjusted net revenue for the Adjusted Efficiency Ratio	$1,231	$1,200	$1,165	$1,199	$1,193	$31	$38
Adjusted Efficiency Ratio (1)	46.0%	47.7%	50.1%	46.4%	44.9%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

3Q 2018 Preliminary Results	24